Prospectus supplement dated May 22, 2019
to the following prospectus(es):
Compass All American and Sun Trust All American dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund as an investment option under the contract/policy. Effective on or about June 1, 2019, the name of the investment option is updated as indicated below:

CURRENT NAME	UPDATED NAME
MFS® Variable Insurance Trust II – MFS International Value Portfolio	MFS® Variable Insurance Trust II – MFS International Intrinsic Value Portfolio
(2)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 24, 2019, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Oppenheimer Variable Account Funds – Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund
Oppenheimer Variable Account Funds – Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Variable Account Funds – Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund
Oppenheimer Variable Account Funds – Oppenheimer Main Street Fund®/VA	Invesco Oppenheimer V.I. Main Street Fund
PROS-2019-225
1